SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 17, 2007

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                 001-16533                63-1261433
    (State of Incorporation)   (Commission File No.)  (IRS Employer I.D. No.)

         100 Brookwood Place, Birmingham, Alabama             35209
         (Address of Principal Executive Office )          (Zip code)

      Registrant's telephone number, including area code: (205) 877-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION

On July 17, 2007 we issued a press release reporting ProAssurance's inclusion in the Ward's 50, a list of top performing property casualty insurance companies.

Item 9.01 Financial Statements and Exhibits

              99.1  Press release reporting  ProAssurance's  inclusion in the
                     Ward's 50.

The information we are furnishing under Items 2.02 and 9.01 of this Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 17, 2007

                                            PROASSURANCE CORPORATION

                                          By:  /s/ Frank B. O'Neil

                                          --------------------------------------
                                                Frank B. O'Neil
                                                Senior Vice President


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